UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2018

STRONGBRIDGE BIOPHARMA plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	001-37569 (Commission File Number)	98-1275166 (I.R.S. Employer Identification No.)

900 Northbrook Drive Suite 200
Trevose, PA	19053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610)254-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02                                           Results of Operations and Financial Condition.

Item 7.01                                           Regulation FD Disclosure.

On January 17, 2018, Strongbridge Biopharma plc (the “Company”) held a conference call with investors (the “Investor Call”) to discuss its recent acquisition of the U.S. and Canadian rights to MACRILEN™ (macimorelin) from Aeterna Zentaris Inc. (the “Macrilen Acquisition”) and the amendment of its existing senior credit facility with CRG LP (the “Term Loan Amendment”) in connection therewith. The Macrilen Acquisition and Term Loan Amendment and call-in details for the Investor Call were announced in a press release earlier that day, which was filed as an exhibit to a Current Report on Form 8-K..

The Company is furnishing an investor presentation that includes a description of MACRILEN™.  The presentation also includes an estimate of the Company’s pro forma cash position as of December 31, 2017 of $77 million, after taking into account anticipated net incremental proceeds from the Term Loan Amendment and expenses related to the Macrilen Acquisition. This information was also disclosed on the Investor Call. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and will also be made available on the Company’s website.

The information in this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, as amended, except as expressly set forth by specific reference in such filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated January 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGBRIDGE BIOPHARMA PLC

	By:	/s/ A. Brian Davis
Name: A. Brian Davis
Title: Chief Financial Officer

Date: January 17, 2018